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                                                                   Exhibit 10.02



                               SECOND AMENDMENT TO



                           TRADING ADVISORY AGREEMENT




           This Amendment ("Amendment") to the Trading Advisory Agreement dated as of April 3, 1997 and amended September 29, 2000 (the "Agreement"), by and among JWH GLOBAL TRUST (the "Trust"), CIS INVESTMENTS, INC. (the "Managing Owner"), and JOHN W. HENRY & COMPANY, INC. (the "Advisor"), and agreed to as to Section 4 by Cargill Investor Services, Inc., is made this 25th day of May, 2001.


                              W I T N E S S E T H:



           WHEREAS, the parties hereto entered into the Agreement to set forth the terms and conditions upon which the Advisor renders advisory services in connection with the Trust's commodity interest trading activities; and



           WHEREAS, the parties hereto desire to amend the Agreement to extend the term of the Agreement.



           NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:



           1. AMENDMENT. Section 6 of the Agreement shall be amended by striking the first paragraph thereof and replacing it with the following:



                  This Agreement shall continue in effect until the close of business on June 30, 2002. This Agreement shall automatically renew on the same terms as set forth herein for three additional 12-month terms beginning July 1 and ending June 30 unless the Managing Owner shall give to the Advisor written notice at least 45 days prior to the expiration of the then current 12-month term.



           2. EFFECTIVE DATE. The effective date of this Amendment shall be May 25, 2001.



           3.         MISCELLANEOUS.



           (a) Except as amended hereby, the Agreement (including the amendment dated September 29, 2000) shall remain in full force and effect and is hereby ratified and confirmed.



           (b) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall constitute but one and the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                          JWH GLOBAL TRUST

                          By: CIS Investments, Inc., its Managing Owner

                          By:     /s/ Ronald L. Davis
                               ------------------------------------------------
                          Name:   Ronald L. Davis
                          Title:      Vice President


                          CIS INVESTMENTS, INC.


                          By:     /s/ Ronald L. Davis
                               ------------------------------------------------
                          Name:   Ronald L. Davis
                          Title:      Vice President


                          JOHN W. HENRY & COMPANY, INC.


                          By:     /s/ David M. Kozak
                               ------------------------------------------------
                          Name:   David M. Kozak
                          Title:     Senior Vice President




Agreed to and Acknowledged by:

CARGILL INVESTOR SERVICES, INC.


By:     /s/ Barbara A. Pfendler
    ----------------------------------
Name:   Barbara A. Pfendler

Title:     Vice President